FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2020
FAIR VALUE MEASUREMENTS
Schedule of changes in warrants liability measured at fair value on a recurring basis using significant level 3 inputs

In 2015, the Group issued warrants in connection with its convertible notes has the warrants have expired as of December 31, 2020. The warrants are recorded at fair market value at the date of issuance and subsequently at each reporting date. The following table presents the change in the warrants liability that were measured at fair value on a recurring basis using significant Level 3 inputs during 2019 and 2020 (see Note 19).

	December 31,	December 31,	December 31,
	2019	2020	2020
	RMB	RMB	US$
			(Note 3)
Balance at beginning of year	1,490,844	198,600	30,437
Issuance of warrants	—	1,694,208	259,649
Fair value change on warrants liability recognized in other comprehensive income	(1,292,244)	(37,851)	(5,801)

Balance at the end of the year	198,600	1,854,957	284,285